                            ALLOS THERAPUETICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK

                                                               CUSIP 019777 10 1

THIS CERTIFICATE IS TRANSFERABLE IN          SEE REVERSE FOR CERTAIN DEFINITIONS
NEW YORK, NY OR RIDGEFIELD PARK, NJ                 AND RESTRICTIONS ON TRANSFER

THIS CERTIFIES THAT
is the OWNER of

        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR
                              VALUE PER SHARE, OF

                            ALLOS THERAPEUTICS, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued under and shall be held subject to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the principal office of the Corporation and the Transfer Agent, to all of which the holder of the Certificate by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation. IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

                                 Dated

                                   COUNTERSIGNED AND REGISTERED:

                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

                                                    TRANSFER AGENT AND REGISTRAR

                                  BY


/s/ Stephen J. Hoffman
-------------------------------------
President and Chief Executive Officer

/s/ Michael E. Hart
-------------------------------------
Chief Financial Officer                                     AUTHORIZED SIGNATURE
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                            Allos Therapeutics, Inc.

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights of each such class or series thereof. Any such request should be made to the Secretary of the Corporation at its principal place of business or to the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenants in common
TEN ENT  as tenants by the entireties
JT TEN   as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT-D ..................... Custodian .....................
                           (Cust)                        (Minor)
                                 under Uniform Gifts to Minors

                                 Act ..........................
                                             (State)

Additional abbreviations may also be used though not in the above list.

For Value Received,____________________hereby sell(s), assign(s) and transfer(s) unto\

________________________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

________________________________________________________________________________
Shares of the Common Stock represented by the within Certificate and do(es) hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney

________________________________________________________________________________
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT          X__________________________________
MUST CORRESPOND WITH THE NAME(S) AS           (SIGNATURE)
WRITTEN UPON THE FACE OF THE CERTIF-
ICATE IN EVERY PARTICULAR, WITHOUT          X__________________________________
ALTERATION OR ENLARGEMENT OR ANY              (SIGNATURE)
CHANGE WHATEVER.



                                              THE SIGNATURE(S) MUST BE
                                              GUARANTEED BY AN ELIGIBLE
                                              GUARANTOR INSTITUTION, BANKS,
                                              STOCKBROKERS, SAVINGS AND LOAN
                                              ASSOCIATIONS AND CREDIT UNIONS
                                              WITH MEMBERSHIP IN AN APPROVED
                                              SIGNATURE GUARANTEE MEDALLION
                                              PROGRAM, PURSUANT TO S.E.C. RULE
                                              17Ad-15.

                                              SIGNATURE(S) GUARANTEED BY: